UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2004

MADISON BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32867	59-3720289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2122 Palm Harbor Boulevard Palm Harbor, Florida	34683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 786-3888

Item. 5. Other Events and Regulation FD Disclosure.

On July 21, 2004, Madison BancShares, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Madison Bancshares, Inc.

Date: July 21, 2004	By:	/s/ Martin W. Gladysz
Chief Financial Officer (727) 786-3888

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EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Madison BancShares, Inc. Press Release

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